UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) May 3, 2007
                                                  ------------------------------

                               Spark Networks plc

 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      England and Wales               000-51195                  98-0200628
 -------------------------------------------------------------------------------
       (State or other               (Commission              (I.R.S. Employer
        jurisdiction                 File Number)           Identification No.)
      of incorporation)

 8383 Wilshire Blvd. Ste. 800, Beverly Hills, California             90211
 -------------------------------------------------------------------------------
         (Address of principal executive offices)                  (Zip Code)

 Registrant's telephone number, including area code  323-936-3000
                                                     ---------------------------

 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 3, 2007, Spark Networks plc issued a press release announcing its first quarter 2007 results. The press release is attached hereto as Exhibit 99.1 and the information therein is incorporated herein by reference.


Item 8.01   OTHER EVENTS


On May 3, 2007, Spark Networks plc issued a press release announcing first quarter 2007 results. A copy of the press release is attached hereto as Exhibit
99.1 and the information therein is incorporated herein by reference (except for the first through third paragraphs under the section entitled "Highlights").


Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

99.1    Press Release Dated May 3, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              SPARK NETWORKS PLC
                                              ------------------
                                              (Registrant)


May 3, 2007
                                              /s/ Mark G. Thompson
                                              -----------------------
                                              Mark G. Thompson
                                              Chief Financial Officer